Filed Pursuant to Rule 497(c)

File Number 333-29337

GE INSTITUTIONAL FUNDS

Supplement Dated September 17, 2003

To Prospectus Dated January 29, 2003

Effective July 31, 2003, Richard Meisenberg resigned from the investment advisory committee of Palisade Capital Management, L.L.C., which is subadviser to Small-Cap Value Equity Fund. To reflect his resignation, the first sentence in the fourth full paragraph of the second column on page 60 of the Prospectus is amended and replaced with the following language:

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Dennison Veru and Richard Whitman.

Effective September, 2003, Christopher D. Brown replaces David B. Carlson in managing equity investments for Strategic Investment Fund. As a result of this change, the paragraph describing Christopher D. Brown on page 58 of the Prospectus is deleted in its entirety and replaced with the following language:

Christopher D. Brown is a Senior Vice President of GE Asset Management. He manages domestic equity investments for Strategic Investment Fund and has served in this capacity since September, 2003. Mr. Brown also serves as co-portfolio manager of Premier Research Equity Fund. He has served in that capacity since the Fund’s commencement. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

In addition, the paragraph describing David B. Carlson on page 58 of the Prospectus which was supplemented on June 6, 2003, is deleted in its entirety and replaced with the following language:

David B. Carlson is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson leads a team of portfolio managers for the U.S. Equity Fund and has served in that capacity since September, 2003. Mr. Carlson is also portfolio manager for the Premier Growth Equity Fund and has served in this capacity since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.

GE INSTITUTIONAL FUNDS

Supplement Dated September 17, 2003

To Prospectus Dated January 29, 2003

Effective July 31, 2003, Richard Meisenberg resigned from the investment advisory committee of Palisade Capital Management, L.L.C., which is subadviser to Small-Cap Value Equity Fund. To reflect his resignation, the first sentence in the second paragraph of the second column on page 22 of the Prospectus is amended and replaced with the following language:

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Dennison Veru and Richard Whitman.

Effective September, 2003, Christopher D. Brown replaces David B. Carlson in managing domestic equity investments for Strategic Investment Fund. As a result of this change, the paragraph describing David B. Carlson on page 21 of the Prospectus is deleted in its entirety and a new paragraph describing Christopher D. Brown is inserted before the first paragraph in the first column on page 21 of the Prospectus as follows:

Christopher D. Brown is a Senior Vice President of GE Asset Management. He manages domestic equity investments for Strategic Investment Fund and has served in this capacity since September, 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.